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Exhibit 10.1

Subscription Agreement

Gemini Partners, Inc.
721B Slaters Lane
Alexandria, Virginia 22314

Attn: Howard W. Attarian, Chairman and Chief Executive Officer

        Re: Prospectus, dated                        , 2003

Dear Mr. Attarian:

        The undersigned investor ("Investor") in this Subscription Agreement ("Agreement") hereby acknowledges receipt of the prospectus ("Prospectus"), dated                        , 2003, of Gemini Partners, Inc. ("Gemini"), a Delaware corporation, and subscribes for the following number of units upon the terms and conditions set forth in the Prospectus. The Investor agrees that this Agreement is subject to acceptance by Gemini, to availability and to certain other conditions.

        The Investor hereby subscribes for            units of Gemini's securities at $5.25 per unit, for an aggregate purchase price of $                        . Enclosed is the Investor's check made payable to the "Riggs Bank, N.A./Gemini Partners, Inc. Escrow Account" and has been forwarded to the escrow account in the self-addressed stamped envelope that has been provided for convenience. The Investor may also elect to submit his subscription funds to the escrow account via wire transfer as provided in this Agreement.

ACCEPTED AND AGREED:
Signature of Investor
Print Full Name
Street Address
City, State, Zip
Area Code and Telephone Number
ACCEPTED AND AGREED: GEMINI PARTNERS, INC.
By:

Howard W. Attarian Chairman of the Board

WIRING INSTRUCTIONS:

        Gemini Partners, Inc. Escrow Account

Riggs Bank, N.A.
Washington, D.C. 20006
ABA No. 054000030
Account No. 25-727-492

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  Exhibit 10.1
Subscription Agreement